Exhibit 24.1

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint David B. Kaysen and Scott Kellen, and either of them individually, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 15th day of March, 2018.

/s/ Michael T. Cullen
Michael T. Cullen

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Michael T. Cullen and David B. Kaysen, and either of them individually, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 15th day of March, 2018.

/s/ Suzanne Gagnon
Suzanne Gagnon

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Michael T. Cullen and David B. Kaysen, and either of them individually, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 20th day of March, 2018.

/s/ Dalvir Gill
Dalvir Gill

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Michael T. Cullen and Scott Kellen, and either of them individually, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 15th day of March, 2018.

/s/ David B. Kaysen
David B. Kaysen

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Michael T. Cullen and David B. Kaysen, and either of them individually, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 15th day of March, 2018.

/s/ Jeffrey S. Mathiesen
Jeffrey S. Mathiesen

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Michael T. Cullen and David B. Kaysen, and either of them individually, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 15th day of March, 2018.

/s/ J. Robert Paulson, Jr.
J. Robert Paulson, Jr.

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Michael T. Cullen and David B. Kaysen, and either of them individually, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 15th day of March, 2018.

/s/ Paul W. Schaffer
Paul W. Schaffer

SUN BIOPHARMA, INC.

Power of Attorney

The undersigned director of Sun BioPharma, Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint Michael T. Cullen and David B. Kaysen, and either of them individually, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and/or officer of said corporation to an Annual Report on Form 10-K for the fiscal year ended December 31, 2017 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 15th day of March, 2018.

/s/ D. Robert Schemel
D. Robert Schemel